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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 12, 2003




                             SOUTHERN UNION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                         1-6407                     75-0571592
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



                ONE PEI CENTER
            WILKES-BARRE, PA 18711
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (570) 820-2400









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ITEM 9. REGULATION FD DISCLOSURE

On August 12, 2003, Panhandle Eastern Pipe Line Company, LLC ("Panhandle"), an indirectly wholly-owned subsidiary of Southern Union Company ("Southern Union" or the "Company"), furnished the following unaudited pro forma consolidated condensed financial statements for Panhandle under Item 9.



                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                               UNAUDITED PRO FORMA
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

     The following tables set forth Panhandle's unaudited pro forma consolidated condensed statements of operations for the periods indicated. The unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2002 set forth below is based upon Panhandle's audited historical consolidated statements of operations and the related notes for the same period, which Panhandle has filed previously with the Commission.
The unaudited pro forma consolidated condensed statements of operations for the periods June 12 through June 30, 2003 and January 1 through June 11, 2003 set forth below are based upon Panhandle's unaudited historical consolidated statements of operations and the related notes for the same periods, which Panhandle has filed previously with the Commission. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 2002 and for the periods June 12 through June 30, 2003 and January 1 through June 11, 2003 are presented as if Southern Union had acquired Panhandle (the "Panhandle Acquisition"), Panhandle had purchased, pursuant to its pending cash tenders, those senior notes that had been tendered to it as of the early tender date of August 7, 2003, Panhandle had redeemed all of its outstanding debentures, and Panhandle had issued new senior notes to refinance those repurchased senior notes and redeemed debentures (the "Refinancing" and, together with the Panhandle Acquisition, the "Restructuring"), in each case, as of January 1, 2002. The unaudited pro forma consolidated condensed statements of operations set forth below are for illustrative purposes only and do not indicate Panhandle's results of operations that would have been achieved had the Restructuring been completed on January 1, 2002 nor are they indicative of Panhandle's results that may be obtained in the future. You should read these statements and the notes thereto together with Panhandle's consolidated financial statements and the related notes thereto, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial information previously filed by Panhandle with the Commission. Panhandle believes the estimates and assumptions used to prepare these unaudited pro forma consolidated condensed financial statements provide a reasonable basis for presenting the significant effects of the Restructuring, and that the pro forma adjustments give appropriate effect to the estimates and assumptions and are properly applied in the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2002 set forth below has been revised to reflect the application of SFAS 145, which dictates that gains and losses on debt extinguishments are no longer classified as extraordinary items, and have been reclassified to other income (losses), net.











 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Statements
                                 of Operations.




                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                               UNAUDITED PRO FORMA
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE PERIOD JUNE 12 THROUGH JUNE 30, 2003


                                                                                  PRO FORMA
                                                                    HISTORICAL   ADJUSTMENT   PRO FORMA
                                                                   ------------ ------------ ----------
                                                                                (IN MILLIONS)
Operating revenue .................................................     $25          $--         $25
Operating expenses:
 Operation, maintenance and general ...............................      10           --          10
 Depreciation and amortization ....................................       3           --           3
 General taxes ....................................................       2           --           2
                                                                        ---          ---         ---
   Total operating expenses .......................................      15           --          15
                                                                        ---          ---         ---
Pretax operating income ...........................................      10           --          10
Other income (losses), net ........................................      --           --          --
Interest expense ..................................................       2           --           2
                                                                        ---          ---         ---
Income before income taxes ........................................       8           --           8
Income taxes ......................................................       3           --           3
                                                                        ---          ---         ---
Income before cumulative effect of change in accounting principle .     $ 5          $--         $ 5
                                                                        ===          ===         ===

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Statements
                                 of Operations.

                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                               UNAUDITED PRO FORMA
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE PERIOD JANUARY 1 THROUGH JUNE 11, 2003

                                                                             PRO FORMA
                                                                 HISTORICAL   ADJUSTMENT   PRO FORMA
                                                               ------------ ------------ ----------
                                                                           (IN MILLIONS)
Operating revenue .................................................   $234   $ --      $234
Operating expenses:
 Operation, maintenance and general ...............................     91     --        91
 Depreciation and amortization ....................................     23      5 A      28
 General taxes ....................................................     12     --        12
                                                                      ----   ------    ----
   Total operating expenses .......................................    126      5       131
                                                                      ----   ------    ----
Pretax operating income ...........................................    108     (5)      103
Other income (losses), net ........................................      6     (6) B     --
Interest expense ..................................................     36     (8) C     28
                                                                      ----   ------    ----
Income before income taxes ........................................     78     (3)       75
Income taxes ......................................................     30     (1) D     29
                                                                      ----   ------    ----
Income before cumulative effect of change in accounting principle .   $ 48   $ (2)     $ 46
                                                                      ====   ======    ====


 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Statements
                                 of Operations.

                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                               UNAUDITED PRO FORMA
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002


                                                                                      PRO FORMA
                                                                        HISTORICAL    ADJUSTMENT    PRO FORMA
                                                                       ------------  ------------  ----------
                                                                                   (IN MILLIONS)

Operating revenue ...............................................            $ 484    $  7 E    $ 491
Operating expenses:
 Operation, maintenance and general .............................              202      --        202
 Depreciation and amortization ..................................               51      11 A       62
 General taxes ..................................................               22      --         22
                                                                             ------   -----     -----
   Total operating expenses .....................................              275      11        286
                                                                             ------   -----     -----
Pretax operating income .........................................              209      (4)       205
Other income (losses), net and minority interest ................              (18)     17 B       (1)
Interest expense ................................................               76     (19)C       57
                                                                             ------   -----     -----
Income before income taxes ......................................              115      32        147
Income taxes ....................................................               46      12 D       58
                                                                             ------   -----     -----

Income before cumulative effect of change in accounting principle            $  69   $  20      $  89
                                                                             ======   =====     =====


 See accompanying notes to Unaudited Pro Forma Consolidated Condensed Statements
                                 of Operations.





               NOTES TO PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                              UNAUDITED PRO FORMA
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS


     (A) Reflects amortization of the Panhandle Acquisition step-up of Panhandle of $5 million and $11 million for the period January 1 through June 11, 2003 and for the year ended December 31, 2002, respectively, which is assumed to be allocable to property, plant and equipment and certain intangibles, amortized on a straight-line basis over a 30-year period and 5-year period, respectively, based on the estimated useful lives of these assets.

     (B) Reflects the elimination of (i) ($6) million and ($9) million of net intercompany interest income of Panhandle on the note receivable from a subsidiary of CMS Energy, for the period January 1 through June 11, 2003 and for the year ended December 31, 2002, respectively, presented as a result of the elimination of such note receivable in connection with the Panhandle Acquisition and (ii) the $26 million write-down of Centennial Pipeline, LLC recorded in December 2002 for the year ended December 31, 2002.

     (C) Reflects a decrease in interest expense of ($4) million and ($12) million for the period January 1 through June 11, 2003 and for the year ended December 31, 2002, respectively, due to the amortization of the debt premiums recorded to adjust the Panhandle debt to fair value upon the Panhandle Acquisition and a decrease in interest expense of ($4) million and ($7) million for the period January 1 through June 11, 2003 and for the year ended December 31, 2002, respectively, related to the Refinancing. Assumes a rate of interest of 5.3% on the senior notes assumed to have been issued.

     (D) Reflects the income tax effects at the 39% estimated statutory tax rate (federal and state) of the pre-tax pro forma adjustments. Does not reflect any specific terms of any tax sharing agreement which Panhandle has entered into with Southern Union.

     (E) Reflects an adjustment to operating revenue for the elimination of equity losses related to Panhandle's ownership in Centennial Pipeline, LLC (sold in February 2003) of $8 million and Guardian Pipeline, L.L.C. (ownership transferred to CMS Energy affiliated entity in March 2003) income of ($1) million.


The disclosure and the exhibits contained in this Form 8-K are furnished pursuant to Item 9 and not filed.

Important factors could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: customer growth; gas throughput volumes and available sources of natural gas; abnormal weather conditions in our service territories; new legislation and government regulations affecting or involving us; our ability to comply with or to challenge successfully existing or new environmental regulations; the outcome of pending and future litigation; the impact of relations with labor unions of bargaining-unit union employees; the impact of future rate cases or regulatory rulings; our ability to control costs successfully and achieve operating efficiencies, including the purchase and implementation of new technologies for achieving such efficiencies; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our affiliates' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOUTHERN UNION COMPANY


Dated: August 12, 2003                    By:  /s/ David J. Kvapil
                                           ------------------------------------
                                           David J. Kvapil
                                           Executive Vice President and
                                           Chief Financial Officer